As filed with the Securities and Exchange
Commission on April 27, 2010

File No. 2-35566
    811-1976

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	|_|

Pre-Effective Amendment No. __	|_|

Post-Effective Amendment No. 59	|x|

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 37	|x|

Sequoia Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, Suite 4701, New York, New York 10153
(Address of Principal Executive Office) (Zip Code)

Registrant's Telephone Number including Area Code: (800) 686-6884

Robert D. Goldfarb
c/o Ruane, Cunniff & Goldfarb Inc.
767 Fifth Avenue
Suite 4701
New York, New York 10153
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

|X|           immediately upon filing pursuant to paragraph (b)
|_|           on (date) pursuant to paragraph (b)
|_|           60 days after filing pursuant to paragraph (a)(1)
|_|           on pursuant to paragraph (a)(1)
|_|           75 days after filing pursuant to paragraph (a)(2)
|_|           on (date) pursuant to paragraph (a)(2) of Rule 485 .

If appropriate, check the following box:

|_|           This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SEQUOIA FUND, INC.
Ticker: SEQUX

PROSPECTUS

** GRAPHIC **

May 3, 2010
Sequoia Fund, Inc.
767 Fifth Avenue
New York, N.Y. 10153
(800) 686-6884

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.

SEQUOIA FUND, INC.

Investment Objective

The Fund's investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

The Fund does not impose any sales charges, exchange fees or redemption fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	1.05%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$107	$334	$579	$1,283

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund's investment objective is long-term growth of capital. In pursuing this objective the Fund focuses principally on common stocks that it believes are undervalued at the time of purchase and have the potential for growth.  A guiding principle is the consideration of common stocks as units of ownership of a business and the purchase of them when the price appears low in relation to the value of the total enterprise.  No weight is given to technical stock market studies.  The balance sheet and earnings history and prospects of each investment are extensively studied to appraise fundamental value. While the Fund normally invests in U.S. companies, it also may invest in foreign securities.  The Fund may invest in securities of issuers with any market capitalization. The Fund typically sells the stock of a company when the company shows deteriorating fundamentals, its earnings progress falls short of the investment adviser's expectations or its valuation appears excessive relative to its expected future earnings.

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Ordinarily, the Fund's portfolio will be invested primarily in common stocks.  However, the Fund is not required to be fully invested in common stocks and, in fact, usually maintains a portion of its total assets in cash and securities generally considered to be cash equivalents, including, but not limited to, short-term U.S. Government securities.  Depending upon market conditions, cash reserves may be a significant percentage of the Fund's net assets. The Fund usually invests its cash reserves principally in U.S. Government securities.

Principal Risks
• Market Risk. This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline, perhaps severely, over short-term or long-term periods.  You may lose money by investing in the Fund.

• Value Investing Risk.  Investing in undervalued securities involves the risks that such securities may never reach their expected market value, either because the market fails to recognize a security's intrinsic worth or the expected value was misgauged.  Such securities may decline in value even though they are already undervalued.

• Non-Diversification Risk. The Fund is "non-diversified," meaning that it invests its assets in a smaller number of companies than many other funds.  As a result, your investment in the Fund has the risk that changes in the value of a single security may have a significant effect, either negative or positive, on the Fund's net asset value ("NAV").

• Foreign (Non-U.S.) Risk.  This is the risk that the value of the Fund's investments in securities of foreign issuers will be affected adversely by foreign economic, social and political conditions and developments or by the application of foreign legal, regulatory, accounting and auditing standards or foreign taxation policies or by currency fluctuations and controls.  The risks to the Fund and, therefore, to your investment in the Fund of investing in foreign securities include expropriation, settlement difficulties, market illiquidity and higher transaction costs.  The prices of foreign securities may move in a different direction than the prices of U.S. securities.  In addition, the prices of foreign securities may be more volatile than the prices of U.S. securities.

• Currency Risk.  This refers to the risk that securities which trade or are denominated in currencies other than the U.S. Dollar may be affected by fluctuations in currency exchange rates.  An increase in the strength of the U.S. Dollar relative to a foreign currency will generally cause the U.S. Dollar value of an investment denominated in that currency to decline.  Currency risk may be hedged or unhedged. Unhedged currency exposure may result in gains or losses as a result of a change in the relationship between the U.S. Dollar and the respective foreign currency.

• Smaller Capitalization Risk.  Smaller capitalization companies may be engaged in business within a narrow geographic region, be less well known to the investment community and have more volatile share prices.  These companies often lack management depth and have narrower market penetrations, less diverse product lines and fewer resources than larger companies.  Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

• Risks of Investing in a Managed Fund.  Performance of individual securities can vary widely.  The investment decisions of the Fund's investment adviser may cause the Fund to underperform other investments or benchmark indices. The Fund may also underperform other mutual funds with similar investment strategies.  The Fund's investment adviser may be incorrect in an assessment of a particular industry or company, or the investment adviser may not buy chosen securities at the lowest possible prices or sell securities at the highest possible prices.  As with any mutual fund investment, there can be no guarantee that the Fund will achieve its investment goals.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Bar Chart and Performance Information

The bar chart and the table shown below provide an indication of the historical risk of an investment in the Fund by showing changes in the Fund's performance from year to year over a 10-year period and by showing how the Fund's average annual returns for one, five, and ten years compare to the Standard & Poor's 500 Index ("S&P 500 Index"), a broad-based securities market index.  The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a quarter was 13.62% (quarter ending 9/2000) and the lowest return for a quarter was -19.96% (quarter ending 12/2008).

Performance Table
	1 Year	5 Years	10 Years
Sequoia Fund
Return Before Taxes	15.38%	1.28%	5.37%
Return After Taxes on Distributions	15.38%	0.11%	4.20%
Return After Taxes on Distributions and Sale of Fund Shares	10.00%	1.21%	4.49%
S&P 500 Index
(reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	(0.95)%

After-tax returns are estimates, which are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an individual investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser
The Fund's investment adviser is Ruane, Cunniff & Goldfarb Inc. ("Ruane, Cunniff & Goldfarb").

Portfolio Managers
The following individuals are primarily responsible for the day-to-day management of the Fund's portfolio:

• Robert D. Goldfarb, President. Mr. Goldfarb is Chairman and CEO of Ruane, Cunniff & Goldfarb and has been a portfolio manager since 1980.

• David M. Poppe, Executive Vice President. Mr. Poppe is President and Director of Ruane, Cunniff & Goldfarb and has been a portfolio manager since 2006.

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Purchase and Sale of Fund Shares

Your purchase of Fund shares is subject to the following minimum investment amounts:

Type of Account	Minimum Initial Investment
Regular	$5,000
IRA	$2,500

The Fund does not impose minimum investment amounts with respect to subsequent investments.

You may redeem your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange is open. You may redeem Fund shares by contacting the Fund: (i) by telephone at 1-800-686-6884; (ii) in writing c/o DST Systems Inc., P.O. Box 219477, Kansas City, Missouri 64121-9477; or (iii) through the Internet at www.sequoiafund.com (if you have online transaction capabilities). You may redeem Fund shares held indirectly through a financial intermediary by contacting that financial intermediary.

Tax Information for the Fund
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

MANAGEMENT OF THE FUND

Investment Adviser

The Fund's investment adviser is Ruane, Cunniff & Goldfarb, 767 Fifth Avenue, Suite 4701, New York, New York 10153.  Ruane, Cunniff & Goldfarb is registered as an investment adviser with the Securities and Exchange Commission.  Ruane, Cunniff & Goldfarb LLC, its wholly-owned subsidiary, is a registered broker-dealer and a member of the New York Stock Exchange, Inc. (the "Exchange").

Ruane, Cunniff & Goldfarb furnishes investment advisory services for the Fund. For these services, the Fund paid Ruane, Cunniff & Goldfarb 1% of the Fund's average daily net assets for the fiscal year ended December 31, 2009.  Ruane, Cunniff & Goldfarb has contractually agreed to reimburse a portion of the Fund's operating expenses.  This reimbursement is a provision of Ruane, Cunniff & Goldfarb's investment advisory agreement with the Fund and the reimbursement will be in effect only so long as the investment advisory agreement is in effect. The Fund's payment to Ruane, Cunniff & Goldfarb amounted to 0.96% of the Fund's average daily net assets for the fiscal year ended December 31, 2009, after subtracting certain Fund operating expenses that Ruane, Cunniff & Goldfarb reimbursed to the Fund.

A discussion regarding the basis for the Board of Directors approval of the investment advisory agreement is available in the Fund's annual report for the fiscal year ending December 31, 2009.

Robert D. Goldfarb and David M. Poppe serve as portfolio managers of the Fund.  The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Fund.

PURCHASE AND SALE OF SHARES

How the Fund Values Its Shares
The Fund calculates its NAV at the close of the Exchange (normally 4:00 p.m., Eastern time) each day the Exchange is open for business.  Generally this means any weekday exclusive of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.  To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.  The Fund values its assets at their current market value determined on the basis of market quotations, or if such quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

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When it uses fair value pricing, the Fund may take into account various factors that it deems appropriate, including developments related to the specific security, price and trading comparisons of securities of comparable issuers, the liquidity of the market for the security and current valuations of appropriate surrogates such as ADRs or foreign futures indices.  Fair value pricing involves subjective judgments.  Accordingly, it is possible that the fair value price determined for a security will differ materially from the price that is realized upon the sale of that security.

The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at the close of the Exchange.  The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.

Subject to its oversight, the Fund's Board of Directors has delegated responsibility for valuing the Fund's assets to Ruane, Cunniff & Goldfarb.  Ruane, Cunniff & Goldfarb values the Fund's assets in accordance with the valuation policies and procedures approved by the Board.

Your order for purchase of shares is priced at the next NAV per share calculated after your order is received in good order by the Fund.  If you purchase or redeem shares on a day when the Exchange is closed, the NAV will be determined as of the close of business on the next following day that the Exchange is open for trading.  The Fund reserves the right to reject any order to purchase shares (including additional investments by existing shareholders).

How to Buy Shares
You may purchase shares of the Fund directly by mail, by wire transfer or through the Internet or indirectly through participating financial intermediaries that have selling arrangements with the Fund.  After you have established an account with the Fund directly and made your first purchase, you may make subsequent purchases by mail or telephone or through the Internet or the Fund's automatic investment plan.  The Fund accepts purchase orders for fractional shares.  The Fund reserves the right to withdraw the offering of Fund shares at any time, without notice.

Important Note to New Taxable Investors:  As of March 31, 2010, the net unrealized appreciation of the Fund's portfolio was approximately 32.3% of the Fund's NAV.  If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities.  You should carefully consider the potential tax effects prior to making an investment in the Fund.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify and record information that identifies each person opening an account with the Fund.  If you are opening an account with the Fund and do not provide the requested information, the Fund (or its transfer agent) may not be able to open an account for you.  If the Fund (or its transfer agent) is unable to verify your identity, or believes that it has identified potentially criminal activity, the Fund reserves the right to close your account or take such other action it deems reasonable or required by law.

Minimum Initial Investment Amounts
The minimum initial investment amounts required by the Fund are as follows:

Type of Account	Minimum Initial Investment+
Regular	$5,000
IRA	$2,500
+	The Fund does not impose minimum investment amounts with respect to subsequent investments.

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Purchases By Mail
To make your initial purchase of Fund shares by mail, complete the appropriate account application, make a check payable to "Sequoia Fund, Inc.", and send the completed account application and check to:

If by mail:                                                          If via express delivery, registered or certified mail:
Sequoia Fund, Inc.                                                    Sequoia Fund, Inc.
c/o DST Systems, Inc.                                              c/o DST Systems, Inc.
P.O. Box 219477                                                          430 West 7th  Street
Kansas City, MO 64121-9477                                   Kansas City, MO 64105

Please note that an account cannot be opened without a completed and signed account application.

To make subsequent purchases by mail, make a check payable to "Sequoia Fund, Inc." and mail the check to the above-referenced address that corresponds to the method of delivery.  Please include your account number on the check.

Purchases by Wire
To open an account with the Fund and make an initial purchase of Fund shares by wire, call 1-800-686-6884 for details.  You must complete the appropriate account application prior to purchasing Fund shares by wire.

To make subsequent purchases by wire, wire your funds using the instructions set forth below.  As indicated below, please include the Fund's name and your account number on the wiring instructions.

UMB Bank, N.A.
ABA #101000695
The Sequoia Fund, Inc.
DDA Acct. #9871691772
Ref: (Name and Account Number)

Wired funds must be received by the Fund prior to the close of the Exchange on any day in order to receive the Fund's NAV for that day.  Heavy wire traffic over the Federal Reserve System may delay the arrival of purchase orders made by wire.

Purchases Through the Internet
You may open the following types of accounts at www.sequoiafund.com: individual, joint, Transfer on Death, UGMA/UTMA and Traditional and Roth IRAs.  Once you have opened an account online with the Fund and registered for online transaction privileges, you may make initial and additional purchases of Fund shares online.  The Fund limits the amount that you may purchase through the website to $100,000 or less per day.  To purchase shares online, you must have Automated Clearing House ("ACH") instructions on your account.  The ACH network is an electronic funds transfer system, which is governed by the operating rules of NACHA (an electronic payments association).  Purchases of Fund shares online will be completed via ACH, and the amount of the purchase will be deducted from your bank account.  Your account with the Fund will be credited with Fund shares on the trade date, but the dollar amount will not post until it clears the banking system.

If you plan to purchase Fund shares through the Internet, please review the important information below under "Information about Online Account Information and Transactions."

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Additional Purchases by Telephone
You may not make initial purchases of Fund shares by telephone.  You may, however, make additional purchases of Fund shares by telephone if you have elected such option on the account application and provided the Fund with the necessary information to complete such purchases.  Call 1-800-686-6884 for details.  Purchases of Fund shares by telephone will be completed via ACH, and the amount of the purchase will be deducted from your bank account.  Your account with the Fund will be credited with the additional shares on the trade date, but the dollar amount will not post until it clears the banking system.

Additional Purchases by the Automatic Investment Plan (Via Automated Clearing House)
Except for initial purchases made online, you may not make initial purchases of Fund shares by ACH.  You may, however, make additional purchases of Fund shares by ACH if you have elected the automatic investment plan option on the account application and provided the Fund with the necessary information to complete such purchases.  Through the automatic investment plan, you can make fixed, periodic purchases of Fund shares by means of automatic money transfers (ACH transfers) from your bank account.  Such purchases are accepted on the 1st day and 15th day of each month.  Please allow up to 15 days to establish the automatic investment plan for your Fund account.  The Fund may amend or terminate the terms and conditions of the automatic investment plan option at any time, and will notify you at least 30 days in advance if it does so.

You can cancel or modify the automatic investment plan with respect to your Fund account by making your cancellation or modification request (i) in writing and sending the request to the address listed below or (ii) through the Internet at www.sequoiafund.com .

If by mail:                                                                If via express delivery, registered or certified mail:
Sequoia Fund, Inc.                                                 Sequoia Fund, Inc.
c/o DST Systems, Inc.                                           c/o DST Systems, Inc.
P.O. Box 219477                                                       430 West 7th Street
Kansas City, MO 64121-9477                                Kansas City, MO 64105

Please allow up to three days to cancel or modify the automatic investment plan for your Fund account.

Additional Purchase Information
Orders for the purchase of Fund shares will not be accepted unless they are in "good order."  A purchase order is generally in "good order" if an acceptable form of payment accompanies the purchase order and the order includes:

(i)	Your account number;
(ii)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(iii)	Any required signatures of all account owners exactly as they are registered on the account;
(iv)	Any required signature guarantees; and
(v)	Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships, and for certain types of other accounts.

Checks must be payable in U.S. dollars and must be drawn on a U.S. bank.  Third party checks (i.e., any check which is not made payable to the Fund, DST Systems, Inc. or a retirement account custodian), credit cards, money orders, travelers checks, bearer securities, cashiers checks and cash will not be accepted.  You will be charged (minimum of $2.50) for any check used for the purchase of Fund shares that is returned unpaid.  If you purchased Fund shares by check, you may not receive the proceeds of a subsequent redemption request until there is a reasonable belief that the check has cleared, which may take up to 15 calendar days after the purchase date.

The transfer agent has adopted reasonable procedures to protect against unauthorized transactions made by telephone.  Assuming the transfer agent acts properly on telephone instructions and follows such procedures, neither the Fund nor the transfer agent will be responsible for any losses due to transactions authorized by telephone.

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Individual Retirement Accounts
You also may purchase shares for an individual retirement account, or IRA, including a Roth IRA.  IRA investments are available for regular contributions as well as for qualified rollover contributions of distributions received from certain employer-sponsored pension and profit-sharing plans and from other IRAs.  All assets in the IRA are automatically invested in Fund shares, including all dividends and capital gain distributions paid on Fund shares held in the IRA.  There is an annual fee of $12.00 for an IRA account.

Keogh Plans
If you are self-employed, you may purchase Fund shares through a self-employment retirement plan (often referred to as a Keogh or HR-10 plan) covering yourself and your eligible employees.

How to Redeem Shares
You may redeem your shares (i.e., sell your shares to the Fund) on any day the Exchange is open.  Your redemption price is the next NAV per share calculated after your order is received by the Fund.  There is no redemption charge. Normally, payment for shares redeemed will be made within three days after receipt by the transfer agent of a written request in good order.  The Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an emergency as determined by the Securities and Exchange Commission.  If you purchased Fund shares by check you may not receive redemption proceeds until there is reasonable belief that the check has cleared, which may take up to 15 days after payment has been received.  Wires for direct accounts are subject to a $10.00 fee.

By Mail
•  You may send a written request for redemption to:

Sequoia Fund, Inc.
c/o DST Systems Inc.
P. O. Box 219477
Kansas City, Missouri 64121-9477

•  Your request must include your account number and the number of shares to be redeemed or the dollar value of the amount to be redeemed.  If your redemption request is more than $25,000, or if your address has changed within the 60 days prior to the request, your redemption request must include a signature guarantee. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution. An acknowledgment by a notary public is not acceptable. If your request involves a redemption amount of $250,000 or more, please include your telephone number.

•  If you chose to have your shares issued in certificate form, your request must be accompanied by the outstanding certificates representing such shares together with a standard form of stock power signed by the registered owner or owners of such shares. The signature on the stock power must be guaranteed.

By Telephone or Through the Internet
You may make a redemption request of $25,000 or less (per account per business day) by telephone or through the Internet, which does not require a signature guarantee, unless your address has changed within the 60 days prior to the request.  All other redemption requests must have signature guarantees as described above.  Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents.

If you plan to redeem Fund shares through the Internet, please review the important information below under "Information about Online Account Information and Transactions."

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Payment of Redemption Requests

●	Unless otherwise prohibited by law, the Fund may pay the redemption price to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities.

●
The Fund has adopted a policy under which the Fund may limit cash payments in connection with redemption requests to $250,000 during any ninety (90) day period.  As a result, the Fund may pay you in securities or partly in securities if the amount of Fund shares that you redeem is more than $250,000.

●	It is highly likely that the Fund will pay you in securities or partly in securities if you make a redemption (or series of redemptions) in the amount of $250,000 or greater.

●
When satisfying redemption requests with portfolio securities, the Fund will deliver portfolio securities to you regardless of whether you have a brokerage or bank account into which you can take delivery of the securities.

●
If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate $250,000 or more) and you have a brokerage or bank account into which portfolio securities can be delivered, you must provide the Fund with information about the brokerage or bank account, including the name of the broker or bank, their Depository Trust Company (DTC) participant account number and your brokerage or bank account number, and your telephone number at the time of your redemption request.

●
If your redemption request involves more than $250,000 (or if your redemption request together with other redemption requests during any ninety (90) day period equal in the aggregate $250,000 or more) and you do not have a brokerage or bank account into which the portfolio securities can be delivered, the Fund will determine the value of the portfolio securities to be delivered to you in redemption as of the date of redemption and:

➢
If the portfolio securities are certificated, the Fund will send you by registered mail a certificate or certificates representing the securities promptly upon its receipt of the certificate or certificates from the issuer or issuers.  The issuer or issuers of the portfolio securities may not send certificates representing the securities to the Fund for a period of days.  You may be unable to sell certificated portfolio securities registered in your name until you have received the certificate evidencing the securities; or

➢
If the portfolio securities are not certificated, the Fund will send you a letter by registered mail confirming that the portfolio securities have been registered in your name by the transfer agent of the issuer.

●
As noted above, the Fund may take up to seven days to satisfy a redemption request.  To avoid delays in receiving portfolio securities, you should establish a brokerage or bank account into which the securities can be delivered and, as set forth above, provide the Fund with the brokerage or bank account information at the time of your redemption request.

●
You should understand that you will incur brokerage and other costs in connection with the sale of any portfolio security that you receive in connection with a redemption request.  You should also understand that, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities that you receive upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of your Fund shares.  If provided with notice in advance of your chosen redemption date, the Fund's management will assist you to the extent possible to minimize this potential market exposure by providing you in advance with a list of the approximate number and value of the portfolio securities that you will receive.

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Automatic Withdrawal Plan

•	You may elect a Withdrawal Plan, at no cost, if you own or purchase shares of the Fund valued at $10,000 or more. Call 1-800-686-6884 for details and to establish a plan.

•	Under the Plan, you may designate fixed payment amounts that you will receive monthly or quarterly from a Withdrawal Plan Account consisting of shares of the Fund that you deposit.

•	Any cash dividends and capital gains distributions on shares held in a Withdrawal Plan Account are automatically reinvested.

•	Sufficient shares will be redeemed at NAV to provide the cash necessary for each withdrawal payment.

•	Redemptions for the purpose of withdrawals are made on or about the 15th day of the month at that day's NAV, and checks are mailed promptly thereafter.

•	If shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary.

•
As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor.  Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline.  Consult your own financial advisers about whether the Withdrawal Plan is appropriate for you.

Information about Online Account Information and Transactions
You may visit us online at the Fund's website at www.sequoiafund.com.   In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website.  You may establish online transaction privileges by enrolling on the website. You automatically have the ability to establish these privileges, but you will be required to enter into a users' agreement through the website to enroll for the privileges. Transactions through the website are subject to the same minimums as other transaction methods.

The Fund limits the amount that you may purchase through the website to $100,000 or less per day.  To purchase shares online, you must have ACH instructions on your account. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund's website. Payment for purchases of Fund shares through the website may be made only through an ACH debit of your bank account.

The Fund limits the amount that you may redeem through the website to $25,000 or less per day.  Redemption proceeds may be sent by check or, if your account has bank information, by wire or ACH. Redemptions will be paid by check, wire or ACH transfer only to the address or bank account of record.

You should be aware that the Internet is an unsecured, unstable, and unregulated environment. Your ability to use the Fund's website for transactions is dependent upon the Internet and equipment, software and systems provided by various vendors and third parties. While the Fund and its service providers have established reasonable security and other procedures addressing online privileges, they cannot assure you that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences generally associated with this medium. There may also be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method.

Neither the Fund nor its affiliates or its transfer agent will be liable for any such delays or malfunctions or for unauthorized interception or access to communications or account information, provided the Fund and its service providers have followed their procedures addressing online privileges. In addition, neither the Fund nor its affiliates or its transfer agent will be liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions, provided the Fund or its service provider accepting the instructions reasonably believe the instructions were genuine.

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Frequent Purchases and Redemptions of Shares
The Fund historically has been less at risk for frequent purchases and redemptions of shares of the Fund by shareholders of the Fund ("market timing") than other mutual funds. In addition, the Fund historically has not experienced significant shareholder turnover.  Nonetheless, because market timing activities can be detrimental to the Fund's performance, the Fund, as a policy, discourages market timing and has a policy of monitoring trading of the Fund's shares for frequent purchases and redemptions.  Consequently, the Fund has implemented certain surveillance procedures designed to detect and deter market timing.  Under these procedures, the Fund's Compliance Officer reviews shareholder transactions for potential market timing activity.  The Fund's Compliance Officer also reviews reports issued by omnibus account holders that detail any potential market timing issues.  If the Fund's Compliance Officer determines that certain transactions rise to the level of market timing, the accounts in which those transactions have taken place may be immediately "blocked" and future purchases or exchange activity will be restricted or eliminated for such account or accounts for such term as the Compliance Officer shall determine.

Transactions Through Financial Services Organizations

Certain financial organizations such as broker-dealers, banks, and service providers have made arrangements with the Fund so that an investor may purchase or redeem shares through such organizations.  In certain situations, the financial organizations may designate another financial entity to receive purchase and redemption orders on the Fund's behalf.  The Fund will be deemed to have received purchase or redemption instructions when a financial organization receives the instructions, provided that the instructions are in good order and have been transmitted in a timely manner.  Client orders received prior to the close of the Exchange (currently 4:00 p.m., Eastern time), will be priced at the Fund's NAV next calculated following the close of regular trading on that day.  If you are a client of a securities broker or other financial organization such organization may charge a separate transaction fee or a fee for administrative service in connection with investments in Fund shares and may impose different account minimums and other requirements.  These fees and requirements would be in addition to those imposed by the Fund.  If you are investing through a securities broker or other financial organization, please refer to the organization's program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).  Securities brokers and other financial organizations have the responsibility for transmitting purchase orders and funds, and of crediting their clients' accounts following redemptions, in a timely manner in accordance with their client agreements and this Prospectus.

Publications other than those distributed by the Fund may contain comparisons of Fund performance to the performance of various indices and investments for which reliable data is widely available.  These publications may also include averages, performance rankings, or other information prepared by Morningstar, Lipper, or other recognized organizations providing mutual fund statistics.  The Fund is not responsible for the accuracy of any data published by third party organizations.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional whole or fractional shares of the Fund.  If paid in additional shares, the shares will have an aggregate NAV equal to the cash amount of the dividend or distribution.  You may elect to receive dividends and distributions in cash or in shares at the time you order shares. You may change your election at any time prior to the record date for a particular dividend or distribution by sending a written request to:

Sequoia Fund, Inc.
c/o DST Systems, Inc.
P. O. Box 219477
Kansas City, MO 64121-9477

There is no sales charge or other charge in connection with the reinvestment of dividends and capital gains distributions.

For federal income tax purposes, distributions of net income (including any short-term capital gains) by the Fund are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains. The Fund's distributions also may be subject to state and local taxes.

12

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at a maximum federal tax rate of 15% (5% for individuals, trusts, and estates in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met.

The Fund holds portfolio securities longer than most other funds typically hold securities. As a result, unrealized capital gains represent a substantial portion of the value of your investment in the Fund. As of March 31, 2010, the net unrealized appreciation of the Fund's portfolio was approximately 32.3% of the Fund's NAV.  If the Fund sells appreciated securities and distributes the profit, the distributed appreciation will be taxable to you either as capital gains or as ordinary income, depending upon how long the Fund held the appreciated securities.  You should carefully consider these potential tax effects on your investment in the Fund.

Dividends and distributions are taxable to you whether you receive the amount in cash or reinvest the amount in additional shares of the Fund. In addition, the redemption of Fund shares is a taxable transaction for federal income tax purposes whether paid in cash or in kind. If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. You should consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular situation.

GENERAL INFORMATION

You may obtain copies of the Fund's most recent prospectus, SAI, annual and semi-annual reports and account applications by visiting the Fund's website at www.sequoiafund.com.

Due to the relatively high cost to the Fund of maintaining low balance accounts, the Fund requests that you maintain an account balance of more than $1,000.  After July 1, 2010, if your account balance is $1,000 or less for 90 days or longer, the Fund reserves the right to redeem the shares in your account at their current NAV on the redemption date after giving you 60 days notice to increase the balance.  The redemption of shares could have tax consequences for you.

13

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years.  Certain information reflects financial results for a single share of the Fund.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  Information for the fiscal years ended 2009, 2008 and 2007 was audited by BBD, LLP, independent registered public accounting firm for the Fund, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.  Information for the fiscal years ended prior to 2007 was audited by the Fund's previous independent registered public accounting firm.

Year Ended December 31,

	2009		2008	2007	2006	2005
Per Share Operating Performance (for a share outstanding throughout each year):
Net asset value, beginning of year	$95.27		$139.12	$152.75	$155.45	$154.27
Income from investment operations:
Net investment income (loss)	0.00	(a)	0.40	0.46	(0.70)	(0.75)
Net realized and unrealized gains (losses) on investments	14.65		(37.11)	13.48	13.60	12.57
Total from investment operations	14.65		(36.71)	13.94	12.90	11.82
Less distributions:
Dividends from net investment income	(0.02)		(0.42)	(0.45)	(0.00)	(0.00)
Distributions from net realized gains	(0.00	)(a)	(6.72)	(27.12)	(15.60)	(10.64)
Total distributions	(0.02)		(7.14)	(27.57)	(15.60)	(10.64)
Net asset value, end of year	$109.90		$95.27	$139.12	$152.75	$155.45
Total return	15.38%		-27.03%	8.40%	8.34%	7.78%
Ratios/Supplemental data:
Net assets, end of year (in millions)	$2,867.8		$2,486.2	$3,513.5	$3,599.8	$3,573.3
Ratio of expenses to average net assets:
Before expense reimbursement	1.05%		1.04%	1.03%	1.03%	1.03%
After expense reimbursement	1.01%		1.00%	1.00%	1.00%	1.00%
Ratio of net investment income (loss) to average net assets	0.01%		0.33%	0.29%	(0.46)%	(0.47)%
Portfolio turnover rate	11	%*	12%	13%	14%	8%

________________________

(a)	Represents less than $0.01 per share.

*	Calculation excludes redemptions-in-kind and differs from the portfolio turnover rate reported in the annual report.

14

For more information about the Fund, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.  The Fund's current annual/semi-annual and quarterly reports are available on the Fund's website: www.sequoiafund.com.

Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund's operations and investment policies and procedures, including the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio holdings. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.  The Fund's SAI is available on the Fund's website: www.sequoiafund.com.

You may request a free copy of the current annual/semi-annual report or the SAI or make shareholder inquiries, by contacting your broker or other financial intermediary, or by contacting the Fund:

By mail:	Sequoia Fund, Inc. 767 Fifth Avenue New York, N.Y. 10153

By phone:	(800) 686-6884

Or you may view or obtain these documents from the Securities and Exchange Commission ("Commission"):

• Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

• Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at www.sec.gov.

• Copies of the documents may be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to the Commission's Public Reference Section, 100 F Street, N.E., Washington, DC 20549-1520.

SEC File No:  811-01976

15

PRIVACY NOTICE

(This Notice is not part of the Prospectus)

To the Clients of Ruane, Cunniff & Goldfarb Inc., Ruane, Cunniff & Goldfarb LLC and Shareholders of Sequoia Fund, Inc.

Ruane, Cunniff & Goldfarb Inc., Ruane, Cunniff & Goldfarb LLC and Sequoia Fund, Inc. ("We") do not disclose nonpublic personal information about our clients (or former clients) or shareholders (or former shareholders) ("You") to third parties except as described below.

We collect information about you (such as your name, address, social security number, assets and income) from our discussions with you, from documents that you may deliver to us and in the course of providing advisory services to you. We may use this information to open an account for you, to process a transaction for your account or otherwise in furtherance of our business. In order to service your account and effect your transactions, we may provide your personal information to firms that assist us in servicing your account and have a need for such information, such as a broker. We may also disclose such information to service providers that agree to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them. We do not otherwise provide nonpublic personal information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

We restrict access to nonpublic personal information about you to our employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Sequoia Fund, Inc.

** GRAPHIC **

PROSPECTUS
May 3, 2010

16

SEQUOIA FUND, INC.
Ticker: SEQUX
767 Fifth Avenue
New York, New York 10153
(Telephone 800-686-6884)

STATEMENT OF ADDITIONAL INFORMATION
May 3, 2010

_____________________

Sequoia Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company seeking long-term growth of capital.  Ordinarily the Fund's portfolio will be primarily invested in common stocks and securities convertible into or exchangeable for common stocks.  The Fund may also invest in foreign securities, restricted securities and special situations.

_____________________

This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund's Prospectus dated May 3, 2010 (the "Prospectus").  This SAI contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus.  The Fund's financial statements for the fiscal year ended December 31, 2009, included in the Fund's Annual Report to Shareholders, are incorporated into this SAI by reference.  Copies of the Prospectus and the Annual Report may be obtained without charge by writing or telephoning the Fund at the address and telephone number set forth above or by accessing the Fund's website: www.sequoiafund.com.

_____________________

Table of Contents

Investment Policies	2
Management	7
Investment Adviser and Investment Advisory Contract	12
Distributor and Distribution Agreement	15
Allocation of Portfolio Brokerage	15
Disclosure of Portfolio Holdings	16
Net Asset Value	17
Redemption of Shares	18
Tax Considerations	18
Common Stock	20
Custodian, Counsel and Independent Registered Public Accounting Firm	21
Financial Statements and Report of Independent Registered Public Accounting Firm	21

INVESTMENT POLICIES

(a) Foreign Securities

Investments may be made in both domestic and foreign companies.  Investors should recognize that investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies.  An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations.  There may be less publicly available information about a foreign company than about a domestic company.  Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies.  Foreign stock markets have substantially less volume than the New York Stock Exchange, Inc. (the "Exchange") and securities of some foreign companies may be less liquid and more volatile than securities of comparable domestic companies.  There is generally less government regulation of foreign stock exchanges, brokers and listed companies than in the United States.  In addition, with respect to certain foreign countries there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries.  Individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

(b) Restricted or Not Readily Marketable Securities

The Fund may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer's securities and which may not be distributed publicly without registration under the Securities Act of 1933 ("Securities Act").  Such restricted securities may not thereafter ordinarily be sold by the Fund except in another private placement or under an effective registration statement filed pursuant to the Securities Act.  The Fund will not invest in any restricted securities which will cause the then aggregate value of all of such restricted securities, as valued on the books of the Fund, to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).  Restricted securities are valued in accordance with the Fund's valuation policies and procedures.

The purchase price and subsequent valuations of restricted securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted securities and prevailing supply and demand conditions.

The Fund may not make loans or invest in any restricted securities or other illiquid assets which will cause the then aggregate value of all such restricted securities and other illiquid assets to exceed 10% of the value of the Fund's net assets (at the time of such investment and after giving effect thereto).

If, pursuant to the foregoing policy, the Fund were to assume substantial positions in particular securities with a limited trading market, the activities of the Fund could have an adverse effect on the liquidity and marketability of such securities, and the Fund may not be able to dispose of its holdings in these securities at reasonable price levels.  There are other investment companies and other investment media engaged in operations similar to those of the Fund, and, to the extent that these organizations trade in the same securities, the Fund may be forced to dispose of its holdings at prices lower than otherwise would be obtained.

(c) Special Situations

The Fund intends to invest in special situations from time to time.  A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others, the following:  liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies.  Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.  The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investments in all such companies to exceed 25% of the value of the Fund's total assets.

(d) Debt Securities

The Fund may invest in corporate and U.S. Government debt securities.  Debt securities are used by issuers to borrow money.  The issuer usually pays a variable, floating or fixed rate of interest, and must repay the amount borrowed, usually at the maturity of the security.  The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  Corporate debt securities include, but are not limited to, debt obligations of public and private corporations.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities.  Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality.  There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.  In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate.  Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S.

 Treasury, or are supported only by the credit of the issuer or instrumentality.  While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government.  In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

The Fund's investments in debt securities are subject to credit risk.  An issuer's credit quality depends on its ability to pay interest on and repay its debt and other obligations.  Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value.  The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.

The ratings of debt securities by Moody's, S&P, Fitch Ratings and other rating agencies are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint.  The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions.  There is frequently a lag between the time a rating is assigned and the time it is updated.  In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

The Fund's investments in debt securities are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates.  Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline.  Also, debt securities with longer maturities typically experience a more pronounced change in value when interest rates change.

(e) Other Investment Policies

The Fund will not seek to realize profits by anticipating short-term market movements and intends to purchase securities for growth of capital, in particular long-term capital appreciation.  In any event, under ordinary circumstances, securities will be held for sufficient periods to qualify for long-term capital gain treatment for tax purposes.  While the rate of portfolio turnover will not be a limiting factor when management deems changes appropriate, it is anticipated that given the Fund's investment objective, its annual portfolio turnover rate generally should not exceed 75%.  (The portfolio turnover rate is calculated by dividing the lesser of the Fund's purchases and sales of portfolio securities during the period in question by the monthly average of the value of the Fund's portfolio securities during that period.  Excluded from consideration in the calculation are U.S. Government securities and all other securities with maturities of one year or less when purchased by the Fund.)

A diversified investment company may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer and may not own more than 10% of the outstanding voting securities of any one issuer.  While the Fund is a non-diversified investment company and therefore is not subject to any statutory diversification requirements, it will be required to meet certain diversification tests each year in order to qualify as a regulated investment company under the Internal Revenue Code, as it intends to do.  See "Tax Considerations", page 18.  The Fund will not acquire more than 25% of any class of the securities of any issuer.  The Fund reserves the right, without stockholder action, to diversify its investments to any extent it deems advisable or to become a diversified company, but once the Fund becomes a diversified company, it could not thereafter change its status to that of a non-diversified company without the approval of its stockholders.

The Fund has adopted certain investment restrictions as a matter of fundamental investment policy, which may not be changed without a stockholder vote of a majority of the outstanding voting securities as defined in Section 2(a)(42) of the Investment Company Act of 1940 ("1940 Act").  The Fund may not:

1.           Underwrite the securities of other issuers, except the Fund may, as indicated above (see "Restricted or Not Readily Marketable Securities," page 2), acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2.           Purchase or sell real estate or interests in real estate, but the Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3.           Purchase or sell commodities or commodity contracts.

4.           Make loans to other persons except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities, except that the Fund may purchase privately sold bonds, debentures or other debt securities immediately convertible into equity securities subject to the restrictions applicable to the purchase of not readily marketable securities.  (See "Restricted or Not Readily Marketable Securities," page 2.)

5.           Borrow money except for temporary or emergency purposes and then only from banks and in an aggregate amount not exceeding 5% of the value of the Fund's total assets at the time any borrowing is made, provided that the term "borrow" shall not include the short-term credits referred to in paragraph 6 below.

6.           Purchase securities on margin, but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7.           Make short sales of securities.

8.           Purchase or sell puts and calls on securities.

9.           Participate on a joint or joint and several basis in any securities trading account.

10.        Purchase the securities of any other investment company except (1) in the open market where to the best information of the Fund no commission, profit or sales charge to a sponsor or dealer (other than the customary broker's commission) results from such purchase, or (2) if such purchase is part of a merger, consolidation or acquisition of assets.

11.        Invest in companies for the purpose of exercising management or control.

12.        Invest more than 25% of the value of its net assets (at the time of purchase and after giving effect thereto) in the securities of any one issuer.

13.        Issue senior securities, except as permitted by the 1940 Act.

14.        Concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

In connection with the qualification or registration of the Fund's shares for sale under the securities laws of certain States, the Fund has agreed, in addition to the investment restrictions set forth above, that it will not (i) purchase material amounts of restricted securities, (ii) invest more than 5% of the value of its total assets in securities of unseasoned issuers (including their predecessors) which have been in operation for less than three years, and equity securities of issuers which are not readily marketable, (iii) invest any part of its assets in interests in oil, gas or other mineral or exploration or development programs (excluding readily marketable securities), (iv) purchase or retain any securities of another issuer of which those persons affiliated with the Fund or Ruane, Cunniff & Goldfarb Inc., the Fund's investment adviser (the "Investment Adviser"), owning, individually, more than one-half of one percent of said issuer's outstanding stock (or securities convertible into stock) own, in the aggregate, more than five percent of said issuer's outstanding stock (or securities convertible into stock) and (v) invest in warrants (other than warrants acquired by the Fund as a part of a unit or attached to securities at the time of purchase), if as a result such warrants valued at the lower of cost or market, would exceed 5% of the value of the Fund's assets at the time of purchase provided that not more than 2% of the Fund's net assets at the time of purchase may be invested in warrants not listed on the Exchange or the NYSE Amex LLC.

MANAGEMENT

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors.  Certain information concerning the Fund's Board of Directors is set forth below.

Name, Address* and Age	Position(s) Held with the Fund	Years of Service as a Director	Principal Occupation(s) During Past 5 Years and Other Relevant Experience§	Other Directorships Held by Director During Past 5 Years	Dollar Range of Equity Securities in the Fund as of December 31, 2009
INTERESTED DIRECTORS**
Richard T. Cunniff, 86	Vice Chairman and Director	39	Vice Chairman and Director, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)(2)

Robert D. Goldfarb, 65	President and Director	31	Chairman and CEO, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)(3)

David M. Poppe, 45	Executive Vice President and Director	7	President and Director, Ruane, Cunniff & Goldfarb Inc.	None	Over $100,000 (1)

DISINTERESTED DIRECTORS

Robert L. Swiggett, 87,***	Director	39	Retired	None	Over $100,000

Vinod Ahooja, 58,***	Chairman of the Board of Directors	9	Retired	None	None

Roger Lowenstein, 55,***	Director	11	Writer major Financial and News Publications	None	Over $100,000 (4)

C. William Neuhauser, 83,***	Director	35	Retired	None	Over $100,000 (5)

Sharon Osberg, 60, ***	Director	6	Consultant Internet Mobile Technology	None	Over $100,000

-----------------------

*	The address for each of the Directors is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

§
The information reported includes the principal occupation during the last five years for each Director and, as applicable, other information relating to the professional experiences, attributes and skills relevant to each Director's qualifications to serve as Director.

**	"Interested person," as defined in the 1940 Act, of the Fund because of an affiliation with the Fund's investment adviser.

***	Member of the Fund's Audit Committee and Nominating Committee.

(1)
Messrs. Cunniff, Goldfarb and Poppe are officers, directors and voting stockholders of the Investment Adviser, which is the owner of 40,170 shares of the Fund's Common Stock.  (See "Investment Adviser and Investment Advisory Contract" below).  In addition, Messrs. Cunniff, Goldfarb and Poppe are trustees and beneficiaries of the Profit-Sharing Plan of the Investment Adviser, which owns 237,736 shares of the Fund's Common Stock.

(2)	In addition, 94,244 shares of such stock are owned by Mr. Cunniff's relatives, but beneficial ownership by Mr. Cunniff of such shares shall not be deemed to be hereby admitted.

(3)	In addition, 58,054 shares of such stock are owned by Mr. Goldfarb's relatives, but beneficial ownership by Mr. Goldfarb of such shares shall not be deemed to be hereby admitted.

(4)	In addition, 62 shares of such stock are owned by Mr. Lowenstein's relatives, but beneficial ownership by Mr. Lowenstein of such shares shall not be deemed to be hereby admitted.

(5)	In addition, 1,075 shares of such stock are owned by Mr. Neuhauser's relatives, but beneficial ownership by Mr. Neuhauser of such shares shall not be deemed to be hereby admitted.

Leadership Structure and the Board of Directors

The Board is responsible for managing the business affairs of the Fund and exercising all of its powers except those reserved for shareholders.  The Board is composed of eight Directors, five of whom are not "interested persons" (as defined in the 1940 Act) of the Fund (the "Disinterested Directors").   In addition to four regularly scheduled meetings per year, the Disinterested Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Fund. These sessions generally occur prior to scheduled Board meetings and at such other times as the Disinterested Directors may deem necessary. Each Director attended at least 100% of the total number of meetings of the Board in the year ending December 31, 2009. As discussed in further detail below, the Board has established two standing committees to assist the Board in performing its oversight responsibilities. The Board has engaged the Investment Adviser to manage the Fund and is responsible for overseeing the Investment Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws.

The Fund's Amended and Restated By-Laws and the Nominating Committee Charter do not set forth any specific qualifications to serve as a Director. In evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Nominating Committee believes contributes to good governance for the Fund. The Chairman of the Board is a Disinterested Director.  The Chairman's role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be provided by the Board from time to time.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Directors, Investment Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director's ability to perform his or her duties effectively has been attained through the Director's business, consulting, public service and/or academic positions and through experience from service as a board member of the Fund, public companies or other organizations as set forth above. Each Director's ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

It has been determined that the Board's leadership structure is appropriate in light of the characteristics and circumstances of the Fund, including factors such as the Fund's investment strategy and style, the net assets of the Fund, the committee structure of the Fund, and the management, distribution and other service arrangements of the Fund. The Board believes that current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Disinterested Directors is appropriate and in the best interest of the Fund, and that the Board leadership by Mr. Ahooja provides the Board with valuable insights that assist the Board as a whole with the decision-making process. The leadership structure of the Board may be changed at any time and in the discretion of the Board including in response to changes in circumstances or the characteristics of the Fund.

Risk Oversight

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's management, the Investment Adviser and other service providers (depending on the nature of the risk), who carry out the Fund's investment management and business affairs.

Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser, the Chief Compliance Officer of the Fund, the independent registered public accounting firm for the Fund, as appropriate, regarding risks faced by the Fund and relevant risk functions. The Board has appointed a Chief Compliance Officer of the Fund who oversees the implementation and testing of the Fund's compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board's periodic review of the Fund's advisory and other service provider agreements, the Board may consider risk management aspects of their operations and the functions for which they are responsible. With respect to valuation, the Board periodically reviews valuation policies applicable to valuing the Fund's portfolio securities. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Committee Structure

The Fund's Board of Directors has two standing committees - an Audit Committee and a Nominating Committee.  The members of the Audit and Nominating Committees are identified above.  The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process.  The Audit Committee met twice during the Fund's most recently completed fiscal year. The function of the Nominating Committee is to nominate persons to fill any vacancies on the Board of Directors.  The Nominating Committee does not consider for nomination candidates proposed by shareholders for election as Directors.  The Nominating Committee did not meet during the Fund's most recently completed fiscal year.

Officer and Other Fund Information

Certain information concerning the Fund's officers is set forth below.

Name, Address* and Age	Position(s) – (Month and Year First Elected)	Principal Occupation during the past 5 years

Robert D. Goldfarb (65)	President (7/98)	See biography above.

David M. Poppe (45)	Executive Vice President (1/03)	See biography above.

Joseph Quinones, Jr. (64)	Vice President, Secretary, Treasurer and Chief Compliance Officer (6/95)	Vice President, Secretary, Treasurer, and Chief Compliance Officer of Ruane, Cunniff & Goldfarb Inc.

Michael Valenti (41)	Assistant Secretary (3/07)	Administrator of Ruane, Cunniff & Goldfarb Inc.
___________________
*           The address for each of the Fund's officers is 767 Fifth Avenue, Suite 4701, New York, New York 10153.

As of the close of business on March 31, 2010, the directors and officers of the Fund collectively owned approximately 0.3%, or, including shares owned by their respective relatives and affiliates, approximately 2.0%, of the total number of the outstanding shares of the Fund's Common Stock.  Each of the directors and officers disclaims beneficial ownership of the shares owned by such relatives and affiliates.

The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund.  The aggregate compensation for the fiscal year ended December 31, 2009 paid by the Fund to each of the Directors is set forth below.  The Investment Adviser does not provide investment advisory services to any investment companies registered under the 1940 Act other than the Fund.

Name of Director*	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund

Richard T. Cunniff	$0	-0-	-0-	$0

Robert D. Goldfarb	$0	-0-	-0-	$0

David M. Poppe	$0	-0-	-0-	$0

Vinod Ahooja	$50,000	-0-	-0-	$50,000

Roger Lowenstein	$50,000	-0-	-0-	$50,000

C. William Neuhauser	$50,000	-0-	-0-	$50,000

Sharon Osberg	$50,000	-0-	-0-	$50,000

Robert L. Swiggett	$50,000	-0-	-0-	$50,000

The Fund, the Investment Adviser and Ruane, Cunniff & Goldfarb LLC, the Fund's distributor (the "Distributor"), have each adopted a Code of Ethics that permits their personnel to invest in securities, including securities that may be held or purchased by the Fund.  The Code of Ethics contains trading restrictions, pre-clearance procedures and reporting procedures designed to detect and prevent potential conflicts of interest.

The Fund has adopted the Investment Adviser's Proxy Voting Policies and Procedures ("Procedures"), which are designed to ensure that the Investment Adviser votes proxies, with respect to securities held by the Fund, in the best interests of the Fund.  The Procedures require the Investment Adviser to identify and address conflicts of interest between the Investment Adviser or the Distributor (or any affiliated person of the Investment Adviser, the Distributor or the Fund) and the shareholders of the Fund.  If a material conflict of interest exists, the Investment Adviser will determine whether voting in accordance with the guidelines set forth in the Procedures is in the best interests of the shareholders of the Fund or take some other appropriate action.

The Investment Adviser, on behalf of the Fund, generally votes in favor of routine corporate housekeeping proposals including the election of directors (where no corporate governance issues are implicated).  The Investment Adviser, on behalf of the Fund, generally votes against poison pills and proposals for compensation plans deemed to be excessive.  For all other proposals, the Investment Adviser will determine whether a proposal is in the best interests of the shareholders of the Fund and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Investment Adviser's opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge by visiting the Fund's web site at www.sequoiafund.com and use the "Shareholder Information" link to obtain all proxy information.  This information may also be obtained from the Securities and Exchange Commission's web site at www.sec.gov .

You may visit the Fund online at www.sequoiafund.com. In addition to checking your Fund account balance, you may purchase or redeem shares of the Fund through the website. The Fund has entered into an agreement with a third-party service provider pursuant to which it supports the Fund's online capabilities. A provision of that agreement limits the service provider's liability to the Fund such that the service provider's liability would not exceed (i) as to any single claim, an amount exceeding the aggregate fees received by the service provider during the three months preceding the occurrence from which the claim arises and (ii) as to all claims, an amount exceeding the aggregate fees received by service provider during the most recent 12-month term of services with respect to which the claim arises.

INVESTMENT ADVISER AND INVESTMENT ADVISORY CONTRACT

Pursuant to the terms of the Investment Advisory Contract (the "Contract"), the Investment Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Fund's Board of Directors to act as officers and employees of the Fund.  Such officers and employees, as well as certain directors of the Fund, may be directors, officers or employees of the Investment Adviser or its affiliates.

In addition, the Investment Adviser, or its affiliates, are obligated under the Contract to pay or reimburse the Fund for the following expenses incurred by the Fund:  (i) the compensation of any of the Fund's directors, officers and employees who are interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (ii) fees and expenses of registering the Fund's shares under the appropriate federal securities laws and of qualifying its shares under applicable State Blue Sky laws, including expenses attendant upon renewing and increasing such registrations and qualifications, and (iii) expenses of printing and distributing the Fund's prospectuses and sales and advertising materials.  The Fund is responsible and has assumed the obligation for payment of all of its other expenses including (a) brokerage and commission expenses, (b) Federal, State or local taxes, including issue and transfer taxes, incurred by or levied on the Fund, (c) interest charges on borrowings, (d) compensation of any of the Fund's directors, officers or employees who are not interested persons of the Investment Adviser or its affiliates (other than by reason of being directors, officers or employees of the Fund), (e) charges and expenses of the Fund's custodian, transfer agent and registrar, (f) costs of proxy solicitations, (g) legal and auditing expenses, and (h) payment of all investment advisory fees (including the fee payable to the Investment Adviser under the Contract).

The Contract is terminable on 60 days' written notice by vote of a majority of the Fund's outstanding shares or by vote of majority of the Fund's entire Board of Directors, or by the Investment Adviser on 60 days' written notice and automatically terminates in the event of its assignment.  The Contract provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser, or of reckless disregard of its obligations thereunder, the Investment Adviser is not liable for any action or failure to act in accordance with its duties thereunder.

The Contract became effective on March 1, 2006.  The Contract continues in effect for successive twelve-month periods computed from each January 1, provided that such continuance is specifically approved annually by vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, and by a majority of the Fund's Board of Directors who are not parties to the Contract or interested persons of any such party, by vote cast in person at a meeting called for the purpose of voting on such approval.  Continuance of the Contract was approved for an additional annual term at a meeting of the Board of Directors on December 7, 2009.

For the services provided by the Investment Adviser under the Contract, the Investment Adviser receives from the Fund a management fee equal to 1% per annum of the Fund's average daily net asset values.  The management fee is accrued daily and paid monthly.

However, under the terms of the Contract, the Investment Adviser will reimburse the Fund for the amount, if any, by which the operating expenses of the Fund in any year, including the management fee, exceed 1-1/2% of the average daily net asset values of the Fund during such year up to a maximum of $30,000,000, plus 1% of the average daily net asset values in excess of $30,000,000.  Operating expenses for the purposes of the Contract do not include the expenses listed in clauses (a), (b) and (c) above.  During the fiscal year ended December 31, 2009, the Fund incurred operating expenses of $27,189,000 of which the Investment Adviser reimbursed the Fund $1,091,000.  During the fiscal year ended December 31, 2008, the Fund incurred operating expenses of $32,164,000 of which the Investment Adviser reimbursed the Fund $1,184,000.  During the fiscal year ended December 31, 2007, the Fund incurred operating expenses of $37,760,300 of which the Investment Adviser reimbursed the Fund $1,036,000.

The Investment Adviser may act as an investment adviser to other persons, firms or corporations (including investment companies), and has numerous advisory clients besides the Fund, none of which, however, is a registered investment company.

The Investment Adviser is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended.  Until January 1, 2004, the Investment Adviser was the Fund's regular broker.  Since January 1, 2004, Ruane, Cunniff & Goldfarb LLC, the Distributor, which is a wholly-owned subsidiary of the Investment Adviser, has served as the Fund's regular broker.

Mr. Richard T. Cunniff, Mr. Robert D. Goldfarb and Mr. David M. Poppe are controlling shareholders of the Investment Adviser. As of December 31, 2009, Messrs. Cunniff, Goldfarb and Poppe collectively owned beneficially 16,851 shares of common stock of the Investment Adviser (the only class of voting securities of the Investment Adviser), collectively constituting approximately 45.4%, and individually constituting approximately 15.7%, 24.3% and 5.4%, respectively, of such shares outstanding.

Management Fee

The following chart sets forth, for each of the last three years, (i) the management fee that was received by the Investment Adviser, (ii) the portion, if any, of such fee reimbursed to the Fund pursuant to the expense limitation described above and (iii) the net amount received by the Investment Adviser from the Fund.

Year Ended	Management Fee	Amount Reimbursed	Net Amount Received

December 31, 2007	$36,575,544	$1,036,000	$35,539,544

December 31, 2008	$30,832,201	$1,184,000	$29,648,201

December 31, 2009	$25,947,249	$1,091,000	$24,856,249

Portfolio Managers

The Investment Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to the Contract.  Robert D. Goldfarb and David M. Poppe jointly oversee the day to day management of the Fund. Mr. Goldfarb is Chairman and CEO of the Investment Adviser, with which he has been associated for over 38 years, and serves as Director and President of the Fund. Mr. Poppe is President and Director of the Investment Adviser, with which he has been associated for 11 years, and serves as Director and Executive Vice President of the Fund.

The Fund does not directly compensate any of the Fund's portfolio managers.  Mr. Goldfarb's compensation is paid solely by the Investment Adviser in the form of a fixed salary as well as a percentage of fees received from separately managed accounts and a portion of the advisory fees received from the Fund.  In addition, Mr. Goldfarb also receives a percentage of commissions charged to separately managed accounts earned by Ruane, Cunniff & Goldfarb LLC.  Mr. Poppe's compensation is paid solely by the Investment Adviser in the form of a fixed salary and bonus. In addition, Mr. Goldfarb and Mr. Poppe also receive a percentage of the net profits of the Investment Adviser based on their share ownership of the Investment Adviser.  The net profits of the Investment Adviser include profits of Ruane, Cunniff & Goldfarb LLC, a portion of which is derived from the Fund's use of Ruane, Cunniff & Goldfarb LLC to execute security transactions.  None of the portfolio managers is compensated based directly on the performance of the Fund.  The Fund, whose net assets aggregated $2,867,771,963 at December 31, 2009, is the sole registered investment company managed by the portfolio managers.

Mr. Goldfarb also manages 972 separate accounts for individuals, corporations, and other entities, aggregating $2,719,729,000 in value as of December 31, 2009 as well as 29 pooled investment vehicles aggregating $367,532,000.  Mr. Poppe also manages 18 separate accounts for individuals, corporations, and other entities, aggregating $142,308,000 in value as of December 31, 2009 as well as 2 pooled investment vehicles aggregating $2,298,000. The Investment Adviser is compensated solely based on a percentage of assets managed.

Potential conflicts of interest may arise between a portfolio manager's management of the investments of the Fund and the management of the investments of the other separately managed accounts.  Although the separately managed accounts are managed in a similar manner as the Fund, the separately managed accounts are not subject to the same regulatory restrictions as the Fund.  In addition, concentrations of securities and cash may differ between a separately managed account and the Fund due to many factors and circumstances.

The Investment Adviser has adopted policies and procedures designed to ensure that allocation and trading practices are fair to all clients and that no client is disadvantaged over any other client.  The Investment Adviser has also adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when investment personnel of the Investment Adviser engage in personal securities transactions.

As of December 31, 2009, Mr. Goldfarb and his immediate family members beneficially owned shares of the Fund worth in excess of $1 million, and Mr. Poppe beneficially owned shares of the Fund worth between $100,001 and $500,000.

DISTRIBUTOR AND DISTRIBUTION AGREEMENT

Effective January 1, 2004, Ruane, Cunniff & Goldfarb LLC, a wholly-owned subsidiary of the Investment Adviser, became the Fund's distributor ("Distributor").  Previously, the Investment Adviser also served as the Fund's distributor.  Pursuant to the agreement between the Fund and the Distributor (the "Distribution Agreement"), the Distributor serves as the Fund's distributor and principal underwriter and as such is authorized to solicit orders from the public to purchase shares of the Fund's common stock.  The Distributor acts in this capacity merely as the Fund's agent, and all subscriptions must be accepted by the Fund as principal.

The Distribution Agreement was approved through December 31, 2010 by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meeting held on December 7, 2009. The Distribution Agreement continues in effect so long as such continuance is specifically approved at least annually (1) by the Directors of the Fund and by vote of a majority of the Directors of the Fund who are not parties to the Distribution Agreement or affiliated persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund), or (2) by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act).

The Fund paid no underwriting commissions to the Distributor for the December 31, 2007, December 31, 2008, and December 31, 2009 fiscal years.

ALLOCATION OF PORTFOLIO BROKERAGE

The Fund has authorized the Investment Adviser to use the Distributor to effect securities transactions for the Fund.  The Fund has adopted procedures incorporating the standards of Rule 17e-1 of the 1940 Act, which require that the commissions paid to the affiliated broker-dealer be reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

The Fund and the Investment Adviser generally do not direct the Fund's portfolio transactions to persons or firms because of research services provided by such person or firm.  While neither the Fund nor the Investment Adviser has a present intention of doing so, the Investment Adviser may execute transactions in the Fund's portfolio securities through persons or firms which supply investment information to the Fund or the Investment Adviser, but only when consistent with the Fund's policy to seek the most favorable markets, prices and executions in its securities transactions.

The Fund may invest in some instances in securities which are not listed on a national securities exchange but are traded in the over-the-counter market or the third market.  It may also execute transactions in listed securities through the third market.  Where transactions are executed in the over-the-counter market or the third market, the Investment Adviser seeks to deal with primary market makers and to execute transactions on the Fund's behalf, except in those circumstances where, in the opinion of management, better prices and executions may be available elsewhere.  The Fund does not allocate brokerage business in return for sales of the Fund's shares.

The following chart sets forth figures pertaining to the Fund's brokerage during the last three years:

Year Ended	Total Brokerage Commissions Paid	Brokerage Commissions Paid to the Distributor

December 31, 2007	$710,970	$710,970

December 31, 2008	$1,065,591	$1,065,591

December 31, 2009	$391,202	$391,202

The increase in commissions paid by the Fund from 2007 to 2008 was due primarily to increased sales of portfolio securities, which were discussed in the Fund's quarterly report for the quarter-ended September 30, 2008 and in the Fund's 2008 annual report.

During the year ended December 31, 2009, the brokerage commissions paid to the Distributor, an affiliated person of the Fund, represented 100% of the total brokerage commissions paid by the Fund during such year and were paid on account of transactions having an aggregate dollar value equal to 100% of the aggregate dollar value of all portfolio transactions of the Fund during such year for which commissions were paid.

DISCLOSURE OF PORTFOLIO HOLDINGS

To prevent the misuse of nonpublic information about the Fund's portfolio, it is the policy of the Fund and its affiliated persons not to disclose to third parties nonpublic information of a material nature about the Fund's specific portfolio holdings.  Disclosure of nonpublic information about the Fund's specific portfolio holdings may be made when the Fund has a legitimate business purpose for making the disclosure, such as making disclosures to the Fund's brokers or other service providers.  The Fund requires parties to whom nonpublic information about the Fund's portfolio holdings has been disclosed to keep such information confidential.  The Fund also prohibits such parties from trading on the basis of such information.  The Fund receives no compensation for such disclosures.  The Fund has procedures for preventing the unauthorized disclosure of material nonpublic information about the Fund's portfolio holdings.  The Fund, Investment Adviser and Distributor have each adopted a Code of Ethics that prohibits Fund or advisory personnel from using non-public information for their personal benefit.

The Fund publicly files a portfolio report on a quarterly basis, either by way of a shareholder report or a filing on Form N-Q, within 60 days of the end of each fiscal quarter.  These reports are available to the public on the Fund website or by calling the Fund's toll-free telephone number.  Any exception to the Fund's policy must be approved by an officer of the Fund and reported to the Chief Compliance Officer, who reports to the Board.  Changes in the disclosure policy of the Fund will be approved by the Board.

NET ASSET VALUE

The net asset value of each share of the Fund's Common Stock on which the subscription and redemption prices are based is determined as of the close of the Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open for business (each a "Fund Business Day").  The net asset value of a share is the quotient obtained by dividing the net assets of the Fund (i.e., the value of the assets of the Fund less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of shares of Common Stock outstanding.

For purposes of this computation, readily marketable portfolio securities listed on the Exchange or on a foreign securities exchange are valued at the last quoted sales price on the Exchange or foreign securities exchange on the business day as of which such value is being determined.  If there has been no sale on the Exchange or foreign securities exchange on such day, the security is valued at the mean of the closing bid and asked prices on such day.  If no bid and asked prices are quoted on the Exchange or foreign securities exchange on such day, then the security is valued by such method as the Board of Directors of the Fund shall determine in good faith to reflect its fair market value.  Values for securities listed on a foreign exchange are converted into their U.S. Dollar equivalent at the foreign exchange rate in effect at the close of the Exchange on that day.

Readily marketable securities not listed on the Exchange or on a foreign securities exchange but listed on other national securities exchanges are valued in like manner.  Securities traded on the Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with NASDAQ Official Closing Price.

Treasury Bills with remaining maturities of 60 days or less are valued at their amortized cost.  Under the amortized cost method of valuation, an instrument is valued at cost and the interest payable at maturity upon the instrument is accrued as income, on a daily basis, over the remaining life of the instrument.  A Treasury Bill that when purchased had a remaining maturity in excess of sixty days is valued on the basis of market quotations and estimates as described above until the sixtieth day prior to maturity, at which point it is valued at amortized cost.  In that event, the "cost" of the security is deemed to be the security's stated market value on the sixty-first day prior to maturity.

All other assets of the Fund, including restricted and not readily marketable securities, are valued at "fair value" as determined in accordance with procedures established by and under the supervision of the Board of Directors.

The net asset value for each share of Common Stock on which the subscription and redemption prices are based is determined as of the close of business on the Exchange next following the receipt by the Fund of the subscription or request for redemption.

For purposes of determining the Fund's net asset value per share each day, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the foreign exchange rate in effect at the close of the Exchange on that day.

REDEMPTION OF SHARES

The right of redemption may not be suspended or (other than by reason of a stockholder's delay in furnishing the required documentation following certain oral redemption requests) the date of payment upon redemption postponed for more than seven days after a stockholder's redemption request in accordance with the procedures set forth in the Prospectus, except for any period during which the Exchange is closed (other than customary week-end and holiday closings) or during which the Securities and Exchange Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other period as the Securities and Exchange Commission may by order permit for the protection of security holders of the Fund.

TAX CONSIDERATIONS

The Fund is a "non-diversified" investment company, which means the Fund is not limited (subject to the investment restrictions set forth on pages 4-6) in the proportion of its assets that may be invested in the securities of a single issuer.  However, for the fiscal year ended December 31, 2009, the Fund has qualified, and for each fiscal year thereafter the Fund intends to conduct its operations so as to qualify, to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended, which will relieve the Fund of any liability for Federal income tax on that part of its net ordinary taxable income and net realized long-term capital gain which it distributes to stockholders.  Such qualification does not involve supervision of management or investment practices or policies by any government agency.  To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25 percent of the market value of the Fund's total assets will be invested in the securities of a single issuer ("the 25% test"), and (ii) with respect to 50 percent of the market value of its total assets, not more than five percent of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10 percent of the outstanding voting securities of a single issuer ("the 50% test").  The Fund's investments in U.S. Government securities are not subject to these limitations.  The Fund will not lose its status as a regulated investment company if the Fund fails to meet the 25% test or the 50% test at the close of a particular quarter due to fluctuations in the market values of its securities.  Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify as a regulated investment company.  The following discussion relates solely to the Federal income tax treatment of dividends and distributions by the Fund and assumes the Fund qualifies as a regulated investment company.  Investors should consult their own counsel for further details and for the application of state and local tax laws to their particular situation.

Distributions of net ordinary taxable income (including any realized short-term capital gain) by the Fund to its stockholders are taxable to the recipient stockholders as ordinary income and, to the extent determined each year, are eligible, in the case of corporate stockholders, for the 70 percent dividends-received deduction, subject to reduction of the amount eligible for deduction if the aggregate qualifying dividends received by the Fund from domestic corporations in any year are less than 100% of its gross income (excluding long-term capital gains from securities transactions).  Under provisions of the current tax law, a corporation's dividends-received deduction will be disallowed, however, unless the corporation holds shares in the Fund at least 46 days during the 90-day period beginning 45 days before the date on which the corporation becomes entitled to receive the dividend.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporation's investment in shares of the Fund is financed with indebtedness.  In view of the Fund's investment policies, dividends from domestic corporations may be a large part of the Fund's ordinary taxable income and, accordingly, a large part of such distributions by the Fund may be eligible for the dividends-received deduction; however, this is largely dependent on the Fund's investment policy for a particular year and therefore cannot be predicted with certainty.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals, trusts, and estates at a maximum federal tax rate of 15% (5% for individuals, trusts, and estates in lower tax brackets).  A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that both the Fund and the individual satisfy certain holding period and other requirements.  To the extent the Fund's distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year and will be taxable to such shareholders for the year declared and not for the year in which the shareholders actually receive the dividend.

COMMON STOCK

The authorized capital stock of the Fund consists of 100,000,000 shares of Common Stock, each having $.10 par value.

The Fund is a Maryland corporation.  The Articles of Incorporation of the Fund give the Fund the right to purchase for cash the shares of Common Stock evidenced by any stock certificate presented for transfer at a purchase price equal to the aggregate net asset value per share determined as of the next close of business of the Exchange after such certificate is presented for transfer, computed as in the case of a redemption of shares.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and in such event the holders of the remaining less than 50% of the shares voting for such election of directors will not be able to elect any person or persons to the Board of Directors.

To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the close of business on March 31, 2010:

Name and Address	Number of Shares	% of Shares

Fidelity Management Trust Company, as Trustee of the Walt Disney Company Employees Benefit Plan Trust 100 Magellan Way Covington, Kentucky 41015-1999	1,935,484	7.45%

Charles Schwab & Co. Inc. 9601 E Panorama Circle Englewood, Colorado 80112-3441	2,629,066	10.13%

CUSTODIAN, COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Bank of New York, MF Custody Administration Department, One Wall Street, 25th Floor, New York, New York 10286, acts as custodian for the Fund's securities portfolio and cash.  Subject to the supervision of the Board of Directors, The Bank of New York may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Seward & Kissel LLP, One Battery Park Plaza, New York, New York 10004, serves as counsel to the Fund.

BBD, LLP, 1835 Market Street, 26th Floor Philadelphia, PA  19103, has been appointed independent registered public accounting firm for the Fund.

FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Fund for its fiscal year ended December 31, 2009 and the corresponding report of BBD, LLP are incorporated herein by reference to the Fund's annual report for the fiscal year ended December 31, 2009.  The annual report dated December 31, 2009 was filed on Form N-CSR with the Securities and Exchange Commission on March 4, 2010.  The annual report is available without charge upon request by contacting the Fund at 1-800-686-6884.

SEQUOIA FUND, INC.

PART C - OTHER INFORMATION

Item 28.   Exhibits

The following Exhibits are filed as part of this Post-Effective Amendment to the Registrant's Registration Statement:

(a)	(1)
Articles of Incorporation - Incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(2)
Articles of Amendment - Incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(3)
Articles of Amendment - Incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(4)
Articles of Amendment - Incorporated by reference to Exhibit (1)(d) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(5)
Articles of Amendment - Incorporated by reference to Exhibit (1)(e) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(6)
Articles Supplementary - Incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 48 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 29, 2002.

(b)	Amended and Restated By-Laws – Filed herewith.

(c)	Not Applicable.

(d)
Advisory Agreement between the Registrant and Ruane, Cunniff & Goldfarb Inc. - Incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.

(e)
Distribution Agreement between the Registrant and Ruane, Cunniff & Goldfarb LLC - Incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.

(f)	Not Applicable.

(g)
Custody Agreement between the Registrant and The Bank of New York - Incorporated by reference to Exhibit (8) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(h)
Services Agreement between the Registrant and Data-Sys-Tance, Inc. - Incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998.

(i)	Opinion and Consent of Seward & Kissel LLP – Filed herewith.

(j)	Consent of BBD, LLP – Filed herewith.

(k)	Not Applicable.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Not Applicable.

(o)	Reserved.

(p)
Code of Ethics – Incorporated by reference to Exhibit (p) of Post-Effective Amendment No. 57 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 28, 2009.

Other Exhibits: Powers of Attorney of Messrs. Neuhauser and Swiggett - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 43 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 17, 1998; Power of Attorney for Mr. Lowenstein - Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 47 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2001; Power of Attorney for Ms. Sharon Osberg – Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 52 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 15, 2005.  Power of Attorney for Mr. Vinod Ahooja – Incorporated by reference to Other Exhibits of Post-Effective Amendment No. 53 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-35566 and 811-1976) filed with the Securities and Exchange Commission on April 20, 2006.

Item 29.	Persons Controlled by or Under Common Control with Registrant.

No such persons.

Item 30.	Indemnification.

The Registrant incorporates herein by reference the response to "Item 19.  Indemnification of Directors and Officers" of Registrant's Form N-8B-1 Registration Statement under the Investment Company Act of 1940 (File No. 811-1976) and its response to Item 27 of Post-Effective Amendment No. 30 to this Registration Statement.

Item 31.
Business and Other Connections of Investment Adviser.

The investment advisory clients of Ruane, Cunniff & Goldfarb Inc., the Registrant's investment adviser, besides the Registrant include pension and profit-sharing trusts, corporations and individuals.

Item 32.
Principal Underwriters.

(a)       No such investment company.

(b)       The following are the directors and officers of Ruane, Cunniff & Goldfarb LLC.  The principal business address of each of these persons is 767 Fifth Avenue, Suite 4701, New York, New York 10153-4798.

(1)	(2)	(3)
Name	Positions and Offices with Underwriter	Positions and Offices with Registrant

Robert D. Goldfarb	Chairman and CEO	President and Director

Richard T. Cunniff	Vice Chairman	Vice Chairman and Director

James Berkery	Vice President

Joseph Quinones, Jr.	Vice President, Secretary, Treasurer and Chief Compliance Officer	Vice President, Secretary, Treasurer and Chief Compliance Officer

  (c)       Not applicable.

Item 33.	Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained in the physical possession of (i) the Registrant, (ii) The Bank of New York, 100 Church Street, 10th Floor, New York, New York 10286, the Registrant's custodian, or (iii) DST Systems, Inc., 21 West 10th Street, Kansas City, Missouri 64105, the Registrant's transfer agent and dividend disbursing agent.

Item 34.	Management Services.

No such management-related service contracts.

Item 35.	Undertakings.

  Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness to this amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 27th day of April, 2010.

SEQUOIA FUND, INC.

By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb
President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registrant's Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature			Capacity	Date

(1)	Principal Executive Officer		President and Director	April 27, 2010

	By:	/s/ Robert D. Goldfarb
Robert D. Goldfarb

(2)	Principal Financial and Accounting Officer		Treasurer	April 27, 2010

	By:	/s/ Joseph Quinones, Jr.
Joseph Quinones, Jr.

(3)	All of the Directors

	By:	/s/ Richard T. Cunniff		April 27, 2010
Richard T. Cunniff

	By:	/s/ Robert D. Goldfarb		April 27, 2010
Robert D. Goldfarb

	By:	/s/ David M. Poppe		April 27, 2010
David M. Poppe

Vinod Ahooja* Roger Lowenstein* C. William Neuhauser* Robert L. Swiggett* Sharon Osberg*

By:	/s/ Robert D. Goldfarb	April 27, 2010
Robert D. Goldfarb*
Attorney-in-Fact

INDEX TO EXHIBITS

(b)	Amended and Restated By-Laws

(i)	Opinion and Consent of Seward & Kissel LLP

(j)	Consent of BBD, LLP

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